Kemper Global/International Series, Inc.

Kemper Emerging Markets Growth Fund
Kemper Global Discovery Fund

SUPPLEMENT TO PROSPECTUS
DATED MARCH 1, 2000
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The following information replaces the section entitled "The Fund's Main
Strategy" on page 9 in the currently effective prospectus for Kemper Emerging Markets Growth Fund:

The fund invests at least 65% of total assets in common stocks and other equities from emerging market countries, which are located in Latin America, Asia, Africa, the Middle East and Eastern Europe. The fund expects to maintain a regionally neutral allocation roughly equal to that of the IFC Emerging Markets Investable Index.

In choosing stocks, the portfolio managers assemble a portfolio from among those emerging market companies that the investment advisor believes are its top research recommendations. These may be companies that appear to offer the potential for sustainable above-average growth of earnings or revenues as well as companies whose stock prices appear low in light of other measures of worth, such as price-to-earnings ratios.

The managers use bottom-up research to identify stocks, looking for individual companies that have exceptional business prospects (due to factors that may range from market dominance to innovative products or services). The managers also look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.

The fund will normally sell a stock when the managers believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given country or industry.

The following information replaces the section entitled "Fund Managers" on page 13 in the currently effective prospectus for Kemper Emerging Markets Growth
Fund:

The following people handle the fund's day-to-day management:


Jennifer E. Bloomfield                  Mehdi Dazi
Co-Lead Portfolio Manager               Co-Lead Portfolio Manager
o Began investment career in 1992       o Began Investment career in 1996
o Joined the advisor in 1995            o Joined the advisor in 1997
o Joined the fund team in 2000          o Joined the fund team in 2000

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The following information replaces the section entitled "How Much Investors Pay"
on page 24 in the currently effective prospectus for Kemper Global Discovery
Fund:

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

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Fee Table                                       Class A   Class B   ClassC
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Shareholder Fees, paid directly from your investment
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Maximum Sales Charge (Load) Imposed On
Purchases (as % of offering price)                5.75%    None      None
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Maximum Deferred Sales Charge (Load)
(as % of redemption proceeds)                     None*    4.00%     1.00%
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Annual Operating Expenses, deducted from fund assets
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Management Fee                                    1.10%    1.10%     1.10%
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Distribution (12b-1) Fee                          None     0.75      0.75
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Other Expenses**                                  1.20     1.63      1.19
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Total Annual Operating Expenses                   2.30     3.48      3.04
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Expense Reimbursement                             0.32     0.65      0.24
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Net Annual Operating Expenses***                  1.98     2.83      2.80
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*   The redemption of shares purchased at net asset value under the Large Order
    NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.

*** By contract, total operating expenses are capped at 1.98%, 2.83% and 2.80% for Class A, Class B and Class C shares, respectively, through 2/28/2001.

Based on the figures above (including one year of capped expenses in each period), this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

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Example                         1 Year     3 Years     5 Years     10 Years
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Expenses, assuming you sold your shares at the end of each period
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Class A shares                   $764      $1,223      $1,707       $3,036
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Class B shares                    686       1,308       1,952        3,202
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Class C shares                    383         917       1,575        3,338
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Expenses, assuming you kept your shares
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Class A shares                   $764      $1,223      $1,707       $3,036
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Class B shares                    286       1,008       1,752        3,202
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Class C shares                    283         917       1,575        3,338
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April 3, 2000